Right of Use Assets (Details) - Schedule of supplemental balance sheet information related to operating leases ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Schedule Of Supplemental Balance Sheet Information Related To Operating Leases Abstract
Right-of-use assets, net	¥ 19,209	$ 2,785
Operating lease liabilities - current	7,174	1,040
Operating lease liabilities - non-current	12,773	1,852
Total operating lease liabilities	¥ 19,947	$ 2,892